UNITED STATES

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

February 26, 2010

DARA BioSciences, Inc. (Exact name of registrant as specified in charter)

Delaware	0-19410	04-3216862

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	file number)	Identification Number)

8601 Six Forks Road, Suite 160, Raleigh, North Carolina		27609

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 919-872-5578

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

     On February 26, 2010, DARA BioSciences, Inc. (the “Company”) entered into a Securities Purchase Agreement with certain accredited investors in connection with the private issuance and sale to such investors of 3,652,136 units (the “Private Placement”). Proceeds to the Company from this sale were $1,716,500. Each unit consists of (1) one share of common stock and (2) one-half of a warrant to purchase one share of common stock. The units were issued and sold to investors for $0.47 per unit. The warrants have an exercise price of $0.47 and are exercisable beginning six months after the date of issuance with an expiration date of five years after the date of issuance.

     The Company sold the units to certain accredited investors without registration under the Securities Act of 1933, as amended (the “Act”), or state securities laws, in reliance on the exemptions provided by Section 4(2) of the Act and/or Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. Since the units have not been registered, they may not be offered or sold by investors absent registration or an applicable exemption from registration requirements, such as the exemption afforded by Rule 144 under the Act. Subject to the volume limit, manner of sale and other requirements of Rule 144, investors who are not affiliates of the Company would be able to re-sell the shares of the Company’s common stock acquired in the Private Placement following a six month holding period.

Item 3.02. Unregistered Sales of Equity Securities.

     The information contained in “Item 1.01 - Entry Into a Material Definitive Agreement” is incorporated herein by reference.

Item 8.01. Other Events.

     On March 1, 2010, the Company issued a press release reporting the sale of the units in the Private Placement. A copy of the press release is attached hereto as Exhibit 99 to this report and is incorporated by reference herein. The press release and the information contained in this Current Report on Form 8-K about the Private Placement do not constitute offers to sell or solicitations of offers to buy the Units or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which, or to any persons to whom, such an offer, solicitation or sale is unlawful. The information contained in this Current Report on Form 8-K and in the press release is being disclosed pursuant to and in accordance with Rule 135c under the Act.

Item 9.01. Financial Statements and Exhibits.

Exhibits

     The exhibits required to be filed as a part of this Current Report on Form 8-K are listed in the Exhibit Index attached hereto and incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARA BioSciences, Inc.

Dated: March 1, 2010	By:	/s/ Richard A. Franco, Sr.

Name: Richard A. Franco, Sr., R.Ph.
Title: President

EXHIBIT INDEX

Exhibit No. Exhibit Description

99 Press Release Issued by DARA BioSciences Inc. on March 1, 2010